UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-22172

Exact name of registrant as specified in charter:	World Funds Trust
Address of principal executive offices:	8730 Stony Point Parkway, Suite 205
Richmond, VA 23235

Name and address of agent for service	The Corporation Trust Co.,
Corporation Trust Center,
1209 Orange St.,
Wilmington, DE 19801

With Copy to:

John H. Lively
Practus, LLP
11300 Tomahawk Creek Parkway, Ste. 310
Leawood, KS 66211

Registrant’s telephone number, including area code:	(804) 267-7400

Date of fiscal year end:	March 31

Date of reporting period:	March 31, 2019

Item #1. Reports to Stockholders.

INDEX	Perkins Discovery Fund

ANNUAL REPORT

For the Year Ended March 31, 2019

IMPORTANT NOTE: Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by calling or sending an email request.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an email request. Your election to receive reports in paper will apply to all Funds held with the Fund complex/your financial intermediary.

ANNUAL REPORT

Perkins Discovery Fund

April 22, 2019

Dear Shareholders:

The fiscal year ended March 31, 2019 was very good for the Perkins Discovery Fund (the “Fund”). The Fund finished the period with a return of 41.17% versus -4.82% for the Wilshire U.S. Micro-Cap Index, 9.43% for the NASDAQ Composite and 7.33% for the S&P 500® Index. During the year micro-cap stocks, in general, underperformed the larger indexes for two out of the four quarters.

At the Perkins Discovery Fund, we follow a bottom-up approach, using both fundamental and technical chart analysis to find new investment opportunities one by one and to monitor our current holdings. During the fiscal year, we acquired 32 new holdings and disposed of 10. As a result, the portfolio grew from 21 holdings to 43. We started the year with 96.73% invested in securities and ended with 92.3% invested.

Our three biggest gaining stocks for the year were Veracyte, Inc., Fluidigm Corp., and NeoGenomics, Inc. Veracyte is a genomics diagnostics company that combines innovations in machine learning and genomic technology to more accurately diagnose challenging diseases such as thyroid cancer, lung cancer and pulmonary fibrosis. Their tests are designed to allow patients to avoid unnecessary invasive procedures, speed time to diagnosis and remove costs from the healthcare system. A steady 20-30%+ grower, we first initiated our position in May of 2018 yet Veracyte has become our largest position. Fluidigm, a leader in mass cytometry and microfluidics, provides biotechnology tools to leading academic, government, pharmaceutical, biotechnology, and plant and animal research laboratories worldwide. Their growth is driven by increasing research in genomics, cancer, immunology, and immunotherapy. NeoGenomics operates a network of CLIA-certified clinical laboratories that specialize in cancer genetics diagnostic testing, servicing the needs of pathologists, oncologists, other clinicians and hospitals throughout the United States. We purchased our position in late 2013 and it has been a steady performer. They are in the fastest growing segment of the laboratory industry.

The Fund’s three biggest losers during the year were Axogen, Inc., USA Technologies, Inc., and Asure Software, Inc. Axogen which has a focus on peripheral nerve injuries, provides surgeons with solutions to repair and protect peripheral nerves and to measure and monitor nerve function. Initially purchased over four years ago, the stock has been a strong performer with year-over-year revenue growth exceeding 35% since our purchase. It was a top performer for the Fund last year and we sold a part of our position last year and

ANNUAL REPORT

Perkins Discovery Fund

Shareholder Letter - continuedMarch 31, 2019

earlier this year. The stock subsequently had a significant pullback and we have recently added to our position. USA Technologies, Inc. is a payment technology service provider of integrated cashless and mobile transactions in the self-service retail market including vending machines, laundry, car wash, arcade, kiosk and other unattended locations. After our purchase in mid-2016, USA Technologies had been a good performer, however, the stock was down after it initiated an audit committee investigation related to certain contractual arrangements and postponed the filing of its second quarter 10-K. The stock rallied after they announced the results of their internal audit and the appointment of a new CFO. However, this was short-lived as their independent auditors resigned in February. The company has recently added new directors and we still hold our position as they continue to work through their issues. Asure, a provider of software for work place management, payroll and human capital management is transitioning to cloud-based SaaS solutions. We first purchased shares in June as a turnaround story, which we believe is still intact. The stock was down during the 4th quarter but is moving back up as the company continues to have good results.

The table below shows the Fund’s performance for various periods ended March 31, 2019.

Annualized Return	Perkins Discovery Fund	Wilshire US Micro-Cap Index	NASDAQ Composite Index	S&P 500® Index
Since 4-9-98 Inception	11.20%	7.22%	7.14%	4.57%
Fifteen Year	8.16%	5.12%	9.45%	6.35%
Ten Year	16.05%	14.49%	17.59%	13.51%
Five Year	8.09%	2.98%	12.98%	8.65%
Three Year	27.83%	10.13%	16.65%	11.23%
One Year	41.17%	-4.82%	9.43%	7.33%

Please note that performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-673-0550. The fund imposes a 1.00% redemption fee on shares held less than 45 days. Performance data does not reflect the redemption fee. If it had, return would be reduced.

ANNUAL REPORT

Perkins Discovery Fund

Shareholder Letter - continuedMarch 31, 2019

Small- and micro-cap stocks had a very strong second quarter last year and performed well along with large-caps through the third quarter. Unfortunately, during the fourth quarter of 2018 the market experienced a significant correction starting in September through the end of the year. At that time, we felt that we were experiencing a bull market correction rather than the start of a bear market. The bottom in December and the strong first quarter has served as reinforcement of this. We believe that we could continue to see a prolonged period of slow economic expansion fueled by tax cuts, a strong labor market and rising consumer confidence.

We will continue to choose stocks that we believe can do well over the long term using our same bottom-up selection process of looking for small companies that are benefiting from positive change. And, of course, we continue to monitor our holdings. Some of these will reach levels where they will be sold, even though they may continue to be good companies. Others will not work out in the way we anticipated and will be candidates to be sold. Both will be replaced with new ideas, as part of an ongoing process. We believe the Fund is well positioned in micro-cap growth stocks that hold significant promise for the future.

It is with regret that we inform you of the passing of our father and co-manager of the Fund, Richard W. “Perk” Perkins, on April 6 at the age of 88. He never wanted to retire and although he had slowed down over the past couple of years, he was active until the end. He will be deeply missed by his family and friends, his extended “family” at Perkins Capital Management and many others.

Thank you for your continued support.

Sincerely,

Daniel S. Perkins, C.F.A. Executive Vice President	Richard C. Perkins, C.F.A. Executive Vice President

ANNUAL REPORT

Perkins Discovery Fund

Opinions expressed above are those of Daniel S. Perkins or Richard C. Perkins and are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

Small company investing involves additional risks such as limited liquidity and greater volatility. The fund invests in micro-cap and early stage companies which tend to be more volatile and somewhat more speculative than investments in more established companies. As a result, investors considering an investment in the Fund should consider their ability to withstand the volatility of the Fund’s net asset value associated with the risks of the portfolio.

The S&P 500® Index is a broad-based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general; and the NASDAQ Composite Index is a market capitalization-weighted index that is designed to represent the performance of the National Market System, which includes over 5,000 stocks traded only over-the-counter and not on an exchange. The Wilshire U.S. Micro-Cap Index represents a float-adjusted, market capitalization-weighted portfolio of all stocks below the 2,500th rank by market capitalization in the Wilshire 5000 at March 31 and September 30 of each year. One cannot invest directly in an index. Please refer to the schedule of investments for more information regarding fund holdings. Fund holdings are subject to change and are not recommendations to buy or sell any security.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Must be preceded or accompanied by a prospectus. Please read it carefully before investing.

The Fund is distributed by First Dominion Capital Corp. (05/19)

ANNUAL REPORT

Perkins Discovery Fund

Important Disclosure Statement

The Fund’s prospectus contains important information about the Fund’s investment objectives, potential risks, management fees, charges and expenses, and other information and should be read and considered carefully before investing. The Fund’s past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. You may obtain a current copy of the Fund’s prospectus by calling 1-800-673-0550. Distributed by First Dominion Capital Corp., Richmond, VA.

Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-673-0550. Information provided with respect to the Fund’s Portfolio Holdings, Sector Weightings, Number of Holdings and Expense Ratios are as of March 31, 2019 and are subject to change at any time.

Stated performance in the Fund was achieved at some or all points during the period by Perkins Capital Management, Inc. (“Perkins”), the investment advisor to the Fund.

ANNUAL REPORT

Perkins Discovery Fund

GROWTH OF $10,000 INVESTMENT IN THE PERKINS DISCOVERY FUND INVESTOR CLASS VS. S&P 500®, NASDAQ COMPOSITE AND WILSHIRE US MICRO-CAP INDICES

$55
$50
$45
$40
$35
$30
$25
$20
$15
$10
Thousands
$50,565
$44,304
$38,696
$35,525
3/31/2009
3/31/2010
3/31/2011
3/31/2012
3/31/2013
3/31/2014
3/31/2015
3/31/2016
3/31/2017
3/31/2018
3/31/2019

Past performance is not predictive of future performance.

Perkins Discovery Fund
S&P 500®
NASDAQ Composite
Wilshire US Micro-Cap

	Total Return	Average Annual Return
	One Year Ended 3/31/19	Five Years Ended 3/31/19	Ten Years Ended 3/31/19
Perkins Discovery Fund	41.17%	8.08%	16.05%
S&P 500®	7.33%	8.65%	13.51%
NASDAQ Composite	9.43%	12.98%	17.59%
Wilshire US Micro-Cap	(4.82%)	2.98%	14.49%

Performance figures assume the reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The S&P 500® Index is a broad-based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general; and the NASDAQ Composite Index is a market capitalization-weighted index that is designed to represent the performance of the National Market System, which includes over 5,000 traded only over-the-counter and not on an exchange. The Wilshire US Micro-Cap Index is a float-adjusted, market capitalization-weighted index of the issues ranked below 2,500 by market capitalization of the Wilshire 5000 total Market Index.

ANNUAL REPORT

Perkins Discovery Fund

Portfolio Compositionas of March 31, 2019 (unaudited)

Holdings by Industry/Asset Class	% of Net Assets
Common Stocks:
Health Care Drugs/Services	19.71%
Health Care Supplies	17.19%
Information Technology	14.73%
Health Care Support	11.91%
Health Care Manufacturing	9.22%
Software Services	3.99%
Consumer Discretionary	3.74%
Health Care Technology	3.60%
Industrial	3.35%
Communication Services	3.19%
Food & Beverage Manufacturing	1.37%
Oil & Gas	0.31%
Short Term Investment	7.74%
100.05%

See Notes to Financial Statements

ANNUAL REPORT

Perkins Discovery Fund

Schedule of InvestmentsMarch 31, 2019

	Shares	Fair Value
COMMON STOCKS – 92.31%

COMMUNICATION SERVICES – 3.19%
Parateum Corp.*	215,000	$978,250

CONSUMER DISCRETIONARY – 3.74%
Duluth Holdings, Inc.*	13,500	321,840
Sportsman’s Warehouse Holdings, Inc.*	90,000	432,000
The Tile Shop Holdings, Inc.	70,000	396,200
		1,150,040

FOOD & BEVERAGE MANUFACTURING – 1.37%
Craft Brew Alliance, Inc.*	30,000	419,400

HEALTH CARE DRUGS/SERVICES – 19.71%
ANI Pharmaceuticals, Inc.*	10,000	705,400
Assertio Therapeutics, Inc.*	102,500	519,675
BioScrip, Inc.*	165,000	330,000
Champions Oncology, Inc.*	84,000	822,360
Interpace Diagnostics Group, Inc.	500,000	400,000
NeoGenomics, Inc.*	50,000	1,023,000
Veracyte, Inc.*	55,000	1,376,100
Vericel Corp.*	50,000	875,500
		6,052,035

HEALTH CARE MANUFACTURING – 9.22%
AtriCure, Inc.*	25,000	669,750
Cardiovascular Systems, Inc.*	25,000	966,500
Fluidigm Corp.*	90,000	1,196,100
		2,832,350

HEALTH CARE SUPPLIES – 17.19%
Antares Pharma, Inc.*	215,000	651,450
APYX Medical Corp.*	115,000	725,650
AxoGen, Inc.*	45,000	947,700

See Notes to Financial Statements

ANNUAL REPORT

Perkins Discovery Fund

Schedule of Investments - continuedMarch 31, 2019

	Shares	Fair Value
BioLife Solutions, Inc.*	35,000	$626,150
Chembio Diagnostics, Inc.*	97,500	541,125
Cryoport, Inc.*	42,500	549,100
IRIDEX Corp.*	47,500	216,600
Sensus Healthcare, Inc.*	82,500	579,150
ViewRay, Inc.*	60,000	443,400
		5,280,325

HEALTH CARE SUPPORT – 11.91%
BioTelemetry, Inc.*	15,000	939,300
CareDx, Inc.*	33,000	1,040,160
Natera, Inc.*	40,000	824,800
Rockwell Medical, Inc.*	150,000	853,500
		3,657,760

HEALTH CARE TECHNOLOGY – 3.60%
HTG Molecular Diagnostics, Inc.*	187,500	468,750
OptimizeRx Corp.*	50,000	636,000
		1,104,750

INDUSTRIAL – 3.35%
Capstone Turbine Corp.*	425,000	382,500
Radiant Logistics, Inc.*	102,500	645,750
		1,028,250

INFORMATION TECHNOLOGY – 14.73%
Airgain, Inc.*	52,500	673,575
Cyberoptics Corp.*	27,500	470,250
Perficient, Inc.*	24,000	657,360
Quantenna Communications, Inc.*	31,000	754,230
Rubicon Project, Inc.*	170,000	1,033,600
USA Technologies, Inc.*	100,000	415,000
Veritone, Inc.*	100,000	520,000
		4,524,015

See Notes to Financial Statements

ANNUAL REPORT

Perkins Discovery Fund

Schedule of Investments - continuedMarch 31, 2019

	Shares	Fair Value
OIL & GAS – 0.31%
Profire Energy, Inc.*	54,000	$96,660

SOFTWARE SERVICES – 3.99%
Asure Software, Inc.*	70,000	427,700
ePlus, Inc.*	9,000	796,860
		1,224,560

TOTAL COMMON STOCKS – 92.31%
(Cost: $20,646,126)		28,348,395

SHORT TERM INVESTMENT – 7.74%
Fidelity Investments Money Market Fund - Class I 2.31%**	2,378,417	2,378,417
(Cost: $2,378,417)

TOTAL INVESTMENTS – 100.05%
(Cost: $23,024,543)		30,726,812
Liabilities in excess of other assets – (0.05)%		(15,933)
NET ASSETS – 100.00%		$30,710,879

*Non-Income producing

**Effective 7-day yield as of March 31, 2019

See Notes to Financial Statements

ANNUAL REPORT

Perkins Discovery Fund

Statement of Assets and LiabilitiesMarch 31, 2019

ASSETS
Investments at fair value (identified cost of $23,024,543) (Note 1)	$30,726,812
Receivable for capital stock sold	65,198
Dividends and interest receivable	5,288
Prepaid expenses	15,984
TOTAL ASSETS	30,813,282

LIABILITIES
Payable for capital stock redeemed	7,909
Accrued advisory fees	28,772
Accrued 12b-1 fees	44,620
Accrued accounting fees	3,042
Accrued professional fees	17,500
Other accrued expenses	560
TOTAL LIABILITIES	102,403
NET ASSETS	$30,710,879

Net Assets Consist of:
Paid-in capital	$23,318,581
Distributable earnings	7,392,298
Net Assets	$30,710,879

NET ASSET VALUE PER SHARE
Investor Class Shares:
Net Assets	$30,710,879
Shares Outstanding (unlimited number of shares of beneficial interest authorized without par value)	537,262
Net Asset Value and Offering Price Per Share	$57.16
Redemption Price Per Share *	$56.59

*Redemption Price includes fee of 1% per share on the proceeds redeemed within 45 days of purchase.

See Notes to Financial Statements

ANNUAL REPORT

Perkins Discovery Fund

Statement of OperationsYear Ended March 31, 2019

INVESTMENT INCOME
Dividend	$11,075
Interest	42,556
Total investment income	53,631

EXPENSES
Investment management fees (Note 2)	207,049
12b-1 fees (Note 2)	51,762
Recordkeeping and administrative services (Note 2)	27,291
Accounting fees (Note 2)	24,375
Custody fees	4,422
Transfer agent fees (Note 2)	17,917
Professional fees	36,379
Filing and registration fees	30,000
Trustee fees	6,009
Compliance fees	7,000
Shareholder reports	16,917
Shareholder servicing	11,142
Insurance	2,829
Other	12,427
Total expenses	455,519
Recovery of previously waived management fees (Note 2)	62,103
Net expenses	517,622
Net investment income (loss)	(463,991)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments	(165,231)
Net increase (decrease) in unrealized appreciation (depreciation) of investments	4,142,818
Net realized and unrealized gain (loss) on investments	3,977,587

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$3,513,596

ANNUAL REPORT

Perkins Discovery Fund

Statement of Changes in Net Assets

	Years ended March 31,
	2019		2018
Increase (decrease) in Net Assets
OPERATIONS
Net investment income (loss)	$(463,991)		$(164,675)
Net realized gain (loss) on investments	(165,231)		1,035,115
Net increase (decrease) in unrealized appreciation (depreciation) of investments	4,142,818		477,391
Increase (decrease) in net assets from operations	3,513,596		1,347,831

DISTRIBUTIONS TO SHAREHOLDERS
Investor Class	(109,914)		—
Decrease in net assets from distributions	(109,914)		—

CAPITAL STOCK TRANSACTIONS (NOTE 5)
Shares sold	38,226,811		66,127
Distributions reinvested	104,071		—
Shares redeemed	(17,773,312	)(A)	(1,105,473	)(A)
Increase (decrease) in net assets from capital stock transactions	20,557,570		(1,039,346)

NET ASSETS
Increase (decrease) during period	23,961,252		308,485
Beginning of period	6,749,627		6,441,142
End of period	$30,710,879		$6,749,627	*

* Includes undistributed net investment income (loss) of:			$(41,041)

(A) Includes redemption fees of:	$65,656		$—

See Notes to Financial Statements

ANNUAL REPORT

See Notes to Financial Statements

ANNUAL REPORT

Perkins Discovery Fund

Financial Highlights

Perkins Discovery Fund

Selected Per Share Data Throughout Each Year

	Years Ended March 31,
	2019		2018	2017	2016	2015

Net asset value, beginning of year	$40.73		$33.39	$27.52	$37.54	$38.98
Investment activities
Net investment income (loss)(1)	(1.19)		(0.90)	(0.75)	(0.67)	(0.71)
Net realized and unrealized gain (loss) on investments	17.72		8.24	6.62	(9.35)	(0.73)
Total from investment activities	16.53		7.34	5.87	(10.02)	(1.44)
Distributions
Net realized gain	(0.27)		—	—	—	—
Total distributions	(0.27)		—	—	—	—
Paid-in capital from redemption fees	0.17		—	—	— (2)	—
Net asset value, end of year	$57.16		$40.73	$33.39	$27.52	$37.54
Total Return	41.17%		21.98%	21.33%	(26.69%)	(3.69%)
Ratios/Supplemental Data
Ratio to average net assets
Expenses, gross	2.20%		3.38%	3.31%	3.27%	2.84%
Expenses, net of waiver or recovery (Note 2)	2.50	%(3)	2.50%	2.42%	2.25%	2.16%
Net investment income (loss)	(2.24%)		(2.41%)	(2.29%)	(2.01%)	(1.96%)
Portfolio turnover rate	25.76%		10.43%	17.80%	2.20%	21.13%
Net assets, end of year (000’s)	$30,711		$6,750	$6,441	$6,178	$9,619

(1)Per share amounts calculated using the average shares outstanding during the year.

(2)Less than $0.01 per share.

(3)Recovery of previously waived fees increased the expense ratio and decreased the net investment income ratio by 0.30% for the year ended March 31, 2019.

ANNUAL REPORT

Perkins Discovery Fund

Notes to Financial StatementsMarch 31, 2019

NOTE 1 – ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Perkins Discovery Fund (the “Fund”) is a diversified series of the World Funds Trust (“WFT”), which is registered under The Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management company. WFT was organized as a Delaware statutory trust on April 9, 2007. The Fund was established on April 9, 1998 as a series of Professionally Managed Portfolios. On October 26, 2012, the Fund reorganized as a separate series of WFT.

The Fund’s objective is to seek long-term capital appreciation.

The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”.

New Accounting Pronouncement

In August 2018, FASB issued Accounting Standards Update No. 2018-13 (“ASU 2018-13”), “Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements of ASC Topic 820 (“ASC 820”), “Fair Value Measurement.” ASU 2018-13 includes new, eliminated, and modified disclosure requirements for ASC 820. In addition, ASU 2018-13 clarifies that materiality is an appropriate consideration of entities when evaluating disclosure requirements. ASU 2018-13 is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted and the Fund has adopted ASU 2018-13 with these financial statements.

Security Valuation

The Fund’s securities are valued at current market prices. Investments in securities traded on national securities exchanges are valued at the last reported sale price and listed securities for which no sales are reported on a given date are valued at the last reported bid price. Securities included in the NASDAQ National Market System are valued at the NASDAQ Official Closing Price. Short-term debt securities (less than 60 days to maturity) are valued at their fair value using amortized cost. Other assets for which market prices are not readily available are valued at their fair value as determined in good faith under

ANNUAL REPORT

Perkins Discovery Fund

Notes to Financial Statements - continuedMarch 31, 2019

procedures set by WFT’s Board of Trustees (the “Board”). Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the scheduled close of the New York Stock Exchange (“NYSE”). The value of these securities used in computing the net asset value (“NAV”) is determined as of such times.

The Fund has a policy that contemplates the use of fair value pricing to determine the net asset value (“NAV”) per share of the Fund when market prices are unavailable as well as under special circumstances, such as: (i) if the primary market for a portfolio security suspends or limits trading or price movements of the security; and (ii) when an event occurs after the close of the exchange on which a portfolio security is principally traded that is likely to have changed the value of the security. Since most of the Fund’s investments are traded on U.S. securities exchanges, it is anticipated that the use of fair value pricing will be limited.

When the Fund uses fair value pricing to determine the NAV per share of the Fund, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board believes accurately reflects fair value. Any method used will be approved by the Board and results will be monitored to evaluate accuracy. The Fund’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing.

The Fund has adopted fair valuation accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs used to develop the measurements of fair value. These inputs are summarized in the three broad levels listed below.

Various inputs are used in determining the value of a Fund’s investments. GAAP established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

ANNUAL REPORT

Perkins Discovery Fund

Notes to Financial Statements - continuedMarch 31, 2019

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2019:

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$28,348,395	$—	$—	$28,348,395
Short-term Investments	2,378,417	—	—	2,378,417
	$30,726,812	$—	$—	$30,726,812

Refer to the Fund’s Schedule of Investments for a listing of the securities by type and industry.

There were no transfers into or out of any levels during the year ended March 31, 2019. The Fund recognizes transfers between fair value hierarchy levels at the end of the reporting period. The Fund held no Level 3 securities at any time during the year ended March 31, 2019.

Security Transactions and Income

Security transactions are accounted for on the trade date. The cost of securities sold is determined generally on specific identification basis. Realized gains and losses from security transactions are determined on the basis of identified cost for book and tax purposes. Dividends are recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

Cash and Cash Equivalents

Cash and cash equivalents consist of overnight deposits with the custodian bank which earn interest at the current market rate.

Accounting Estimates

In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. The Fund also intends to distribute sufficient net

ANNUAL REPORT

Perkins Discovery Fund

Notes to Financial Statements - continuedMarch 31, 2019

investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. Therefore, no federal income tax or excise provision is required.

Management has reviewed the Fund’s tax positions for each of the open tax years (2016-2018) or expected to be taken in the Fund’s 2019 tax returns and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in the Fund’s tax returns. The Fund has no examinations in progress and management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change.

Reclassification of Capital Accounts

GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. For the year ended March 31, 2019, such reclassifications increased or decreased certain capital accounts as follows:

Distributable earnings	$360,280
Paid-in capital	(360,280)

NOTE 2 – INVESTMENT ADVISORY AND DISTRIBUTION AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement (“Agreement”), the Fund’s investment advisor, Perkins Capital Management, Inc. (“Perkins”), provides investment services for an annual fee of 1.00% of average daily net assets of the Fund.

For the year ended March 31, 2019, Perkins earned $207,049 in investment management fees.

Perkins has contractually agreed to reduce its fees and/or reimburse Fund expenses (excluding interest, expenses incurred under a plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act, taxes, acquired fund fees and expenses, brokerage commissions, dividend expenses on short sales, other expenditures which are capitalized in accordance with GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business) in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements for shares of the Fund to 2.25% of the Fund’s average net assets (the “Expense Cap”). The Expense Cap will remain in effect until at least July 31, 2020. The Agreement may be terminated at any time by the Board upon 60 days’ notice to Perkins, or by Perkins with the

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Perkins Discovery Fund

Notes to Financial Statements - continuedMarch 31, 2019

consent of the Board. Each waiver or reimbursement of an expense by Perkins is subject to repayment by the Fund within three years following the date such waiver and/or reimbursement was made, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and at the time the waiver or reimbursement is recouped. For the year ended March 31, 2019, Perkins received $62,103 and forfeited $19,683 of previously waived advisory fees.

The total amount of recoverable reimbursements for the Fund as of March 31, 2019, and expiration dates, was as follows:

Recoverable Reimbursements and Expiration Dates
2020	2021	2022	Total
$61,169	$60,470	$ —	$121,639

The Fund has adopted a Distribution Plan in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, the Fund compensates its principal underwriter, First Dominion Capital Corp. (the “Distributor”), for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Fund’s shares (this compensation is commonly referred to as “12b-1 fees”). The Distribution Plan provides that the Fund will pay the annual rate of up to 0.25% of the average daily net assets of the Fund’s shares for activities primarily intended to result in the sale of those shares.

The Fund has adopted a shareholder services plan. Under a shareholder services plan, the Fund may pay an authorized firm up to 0.25% on an annualized basis of average daily net assets attributable to its customers who are shareholders. For this fee, the authorized firms may provide a variety of services, including but not limited to: (i) maintaining accounts relating to Clients that invest in Shares; (ii) arranging for bank wires; (iii) responding to Client inquiries relating to the services performed by Service Providers; (iv) responding to inquiries from Clients concerning their investment in Shares; (v) assisting Clients in changing dividend options, account designations and addresses; (vi) providing information periodically to Clients showing their position in Shares; (vii) forwarding shareholder communications from the Funds such as proxies, shareholder reports, annual reports, and dividend distribution and tax notices to Clients; (viii) processing purchase, exchange and redemption requests from Clients and placing orders with the Funds or their service providers; (ix) providing sub-accounting with respect to Shares beneficially owned by Clients; and (x) processing dividend payments from the Funds on behalf of Clients.

ANNUAL REPORT

Perkins Discovery Fund

Notes to Financial Statements - continuedMarch 31, 2019

For the year ended March 31, 2019, the following expenses were incurred:

Class	Type of Plan	Fees Incurred
Investor	12b-1	$51,762
Investor	Shareholder Services	$11,142

First Dominion Capital Corp. (“FDCC”) acts as the Fund’s principal underwriter and distributor in the continuous public offering of the Fund’s shares. For the year ended March 31, 2019, FDCC received no commissions or underwriting fees from the sale of the Fund’s shares.

Commonwealth Fund Services, Inc. (“CFS”), acts as the Fund’s administrator, transfer and dividend disbursing agent and accounting agent. As administrator, CFS provides shareholder, recordkeeping, administrative and blue-sky filing services. For the year ended March 31, 2019, the following fees were earned:

Record Keeping & Administration	Transfer Agent	Accounting Agent
$27,291	$17,917	$24,375

Certain officers of the Trust are also officers and/or directors of FDCC and CFS. Additionally, PractusTM LLP serves as legal counsel to the Trust. John H. Lively, Secretary of the Trust, is Managing Partner of PractusTM LLP. Mr. Lively receives no special compensation from the Trust or the Fund for serving as an officer of the Trust.

NOTE 3 – INVESTMENTS

The costs of purchases and proceeds from the sales of securities other than short-term notes for the year ended March 31, 2019, were as follows:

Purchases	Sales
$22,597,726	$4,792,198

NOTE 4 – DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized in different periods for financial statement and tax purposes;

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Perkins Discovery Fund

Notes to Financial Statements - continuedMarch 31, 2019

these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The tax character of distributions during the year ended March 31, 2019 and year ended March 31, 2018 were as follows:

	Years ended March 31,
	2019	2018
Distributions paid from:
Realized gains	$109,914	$—

As of March 31, 2019, the components of distributable earnings (deficit) on a tax basis were as follows:

Late year loss deferral	$(144,740)
Other gains (losses)	(135,959)
Net unrealized appreciation (depreciation) on investments	7,672,997
$7,392,298

Under the Regulated Investment Company Modernization Act of 2010 (“2010 Act”), net capital losses recognized after December 31, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Under the laws in effect prior to the 2010 Act, pre-enactment net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the 2010 Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. As of March 31, 2019, the Fund has capital loss carryforward of $57,279 which may be carried forward indefinitely and retains the character of long term.

For tax purposes the Fund had a $78,680 post October capital loss and a late year loss of $144,740. These losses will be recognized on the first business day of the Fund’s fiscal year, April 1, 2019.

The difference between book basis and tax basis distributable earnings is attributable primarily to the post October loss, late year loss, capital loss carryforward and wash sales.

Cost of securities for Federal Income tax purpose and the related tax-based net unrealized appreciation (depreciation) consists of:

Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Total Unrealized Appreciation (Depreciation)
$23,053,816	$9,823,125	$(2,150,128)	$7,672,997

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Perkins Discovery Fund

Notes to Financial Statements - continuedMarch 31, 2019

NOTE 5 – TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

Shares of beneficial interest transactions for the Fund were:

	Year ended March 31, 2019	Year ended March 31, 2018
Shares sold	708,224	1,770
Shares reinvested	2,271	—
Shares redeemed	(338,933)	(28,955)
Net increase (decrease)	371,562	(27,185)

NOTE 6 – SUBSEQUENT EVENTS

Subsequent to the Perkins Discovery Fund’s (the “Fund”) fiscal year end, Mr. Richard W. Perkins, shareholder, President, and Portfolio Manager at Perkins Capital Management, Inc. (the “Adviser”), investment adviser to the Fund, passed away. Mr. R.W. Perkins was the father of Daniel S. Perkins and Richard C. Perkins, both shareholders, officers, control persons and Portfolio Managers at the Adviser and with the Fund. Currently, Mr. R.W. Perkins’ ownership interest in the Adviser is being held in an administrative trust and will remain in trust until such time as his interest can be transferred in equal shares to his sons, Daniel S. Perkins and Richard C. Perkins (the “Transaction”). At the time of Mr. R.W. Perkins death, he owned more than 25% of the outstanding shares of the Adviser. The Transaction is expected to result in a “change in control” of Perkins under the Investment Company Act of 1940, as amended (the “1940 Act”), which pursuant to the terms of the current Investment Advisory Agreement and the 1940 Act, automatically terminates the Investment Advisory Agreement. Shareholders of the Fund are going to be asked to approve a new investment advisory agreement (the “New Agreement”), with substantially the same terms (including advisory fee) as the current Investment Advisory Agreement, at a special meeting of shareholders. Information regarding the special meeting of shareholders, including a proxy statement, will be sent to shareholders soon. It is not known at this time when the Transaction will be completed.

Management has evaluated all transactions and events subsequent to the date of the statement of assets and liabilities through the date on which these financial statements were issued. Except as already included in the notes to these financial statements, no additional items require disclosure.

ANNUAL REPORT

Perkins Discovery Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders of
The Perkins Discovery Fund and the
Board of Trustees of The World Funds Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the Perkins Discovery Fund (the “Fund”), a series of the World Funds Trust, including the schedule of investments, as of March 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the Fund’s auditor since 1995.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

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Perkins Discovery Fund

Report of Independent Registered Public Accounting Firm  - continued

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2019 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
May 30, 2019

ANNUAL REPORT

World Funds Trust (the “Trust”)

Supplemental Information (unaudited)

Information pertaining to the trustees and officers of the Trust is set forth below. The names, addresses and ages of the trustees and officers of the Trust, together with information as to their principal occupations during the past five years, are listed below. The Statement of Additional Information (the “SAI”) includes additional information about the trustees and is available without charge upon request by calling, toll-free, (800) 673-0550.

Following is a list of the Trustees and executive officers of the Trust and their principal occupation over the last five years. The mailing address of each Trustee and officer is 8730 Stony Point Parkway, Suite 205, Richmond, VA, 23235, unless otherwise indicated.

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World Funds Trust (the “Trust”)

Supplemental Information (unaudited)  - continued

Non-Interested Trustees

NAME, AGE AND POSITION WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
David J. Urban (64) Trustee	Indefinite, Since June 2010	Dean, Jones College of Business, Middle Tennessee State University since July 2013.	55	None
Mary Lou H. Ivey (61) Trustee	Indefinite, Since June 2010	Accountant, Harris, Hardy & Johnstone, P.C., accounting firm, since 2008.	55	None
Theo H. Pitt, Jr. (83) Trustee	Indefinite; Since August 2013	Senior Partner, Community Financial Institutions Consulting (bank consulting) since 1997 to present.	55

Independent Trustee of Chesapeake Investment Trust for the one series of that trust; Leeward Investment Trust for the one series of that trust; Hillman Capital Management Investment Trust for the one series of that trust; and Starboard Investment Trust for the 17 series of that trust; (all registered investment companies).

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World Funds Trust (the “Trust”)

Supplemental Information (unaudited)  - continued

Officers Who Are Not Trustees

NAME, AGE AND POSITION(S) WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
David A Bogaert (55) President and Principal Executive Officer	Indefinite, Since August 2017

Managing Director of Business Development, Commonwealth Fund Services, Inc., October 2013 – present; Senior Vice President of Business Development and other positions for Huntington Asset Services, Inc. from 1986 to 2013.

			N/A	N/A
Karen M. Shupe (55) Treasurer and Principal Financial Officer	Indefinite, Since June 2008	Managing Director of Fund Operations, Commonwealth Fund Services, Inc., 2003 to present.	N/A	N/A
Ann T. MacDonald (64) Assistant Treasurer	Indefinite, Since November 2015	Managing Director, Fund Administration and Fund Accounting, Commonwealth Fund Services, Inc., 2003 to present.	N/A	N/A
John H. Lively (50) Secretary	Indefinite, Since November 2013	Attorney, Practus TM LLP, (law firm), May 2018 to present; Attorney, The Law Offices of John H. Lively & Associates, Inc. (law firm), March 2010 to May 2018.	N/A	N/A

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World Funds Trust (the “Trust”)

Supplemental Information (unaudited)  - continued

NAME, AGE AND POSITION(S) WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
Tina H. Bloom (50) Assistant Secretary	Indefinite, Since November 2018

Attorney, Practus TM LLP, (law firm), May 2018 to present; Attorney, The Law Offices of John H. Lively & Associates, Inc. (law firm), November 2017 to May 2018; Director of Fund Administration of Ultimus Fund Solutions, LLC from 2011-2017.

			N/A	N/A
Bo James Howell (37) Assistant Secretary	Indefinite, Since November 2018	Attorney, Practus TM LLP, (law firm), May 2018 to present; Founder, CCO Technology, June 2018; Director of Fund Administration of Ultimus Fund Solutions, LLC from 2012-2018.	N/A	N/A
Holly B. Giangiulio (57) Assistant Secretary	Indefinite, Since November 2015	Managing Director, Corporate Operations, Commonwealth Fund Services, Inc., January 2015 to present, Corporate Accounting and HR Manager from 2010 to 2015.	N/A	N/A
Julian G. Winters (50) Chief Compliance Officer	Indefinite, Since August 2013	Managing Member of Watermark Solutions, LLC (investment compliance and consulting) since March 2007.	N/A	N/A

ANNUAL REPORT

World Funds Trust (the “Trust”)

Supplemental Information (unaudited)  - continued

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling 1-800-673-0550 or on the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available on or through the SEC’s website at www.sec.gov.

Quarterly Portfolio Holdings

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available, without charge and upon request, by calling 1-800-673-0550 or on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Advisory Contract Renewal

At a meeting held on November 13-14, 2018 (the “Meeting”), the Board of Trustees (the “Board”) of the World Funds Trust (the “Trust”) considered the renewal of the Investment Advisory Agreement (“Advisory Agreement”) between Perkins Capital Management, Inc. (the “Adviser”) and the Trust with respect to the Perkins Discovery Fund. The Board reflected on its discussions regarding the Advisory Agreement with representatives from the Adviser at the Meeting.

At the Meeting, the Board reviewed among other things, a memorandum from the Trust’s legal counsel (“Counsel”) that summarized, among other things, the fiduciary duties and responsibilities of the Trustees regarding the renewal of the Advisory Agreement, a letter from Counsel to the Adviser and the Adviser’s responses to that letter, a copy of the Adviser’s financial information, a fee comparison analysis for the Fund and comparable mutual funds, and the Advisory Agreement. The Trustees reviewed the types of information and factors to be considered by the Board in order to make an informed decision regarding the renewal of the Advisory Agreement, including the following material factors: (i) the nature, extent, and quality of the services provided by the Adviser; (ii) the investment performance of the Perkins Discovery Fund; (iii) the costs of the services provided and profits realized by the Adviser from the relationship with

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World Funds Trust (the “Trust”)

Supplemental Information (unaudited)  - continued

the Perkins Discovery Fund; (iv) the extent to which economies of scale would be realized if the Perkins Discovery Fund grows and whether advisory fee levels reflect those economies of scale for the benefit of the Perkins Discovery Fund’s investors; and (v) the Adviser’s practices regarding possible conflicts of interest.

In assessing these factors and reaching its decisions, the Board took into consideration information furnished for the Board’s review and consideration throughout the year at regular Board meetings, as well as information specifically prepared and/or presented in connection with the annual renewal process, including information presented to the Board in the Adviser’s presentation earlier in the Meeting. The Board requested and was provided with information and reports relevant to the annual renewal of the Advisory Agreement, including: (i) reports regarding the services and support provided to the Perkins Discovery Fund and its shareholders by the Adviser; (ii) quarterly assessments of the investment performance of the Perkins Discovery Fund by personnel of the Adviser; (iii) commentary on the reasons for the performance; (iv) presentations by the Adviser on its investment philosophy, investment strategy, personnel and operations; (v) compliance and audit reports concerning the Perkins Discovery Fund and the Adviser; (vi) disclosure information contained in the registration statement of the Trust and the Form ADV of the Adviser; and (vii) a memorandum from Counsel, that summarized the fiduciary duties and responsibilities of the Board in reviewing and approving the Advisory Agreement, including the material factors set forth above and the types of information included in each factor that should be considered by the Board in order to make an informed decision.

The Board also requested and received various informational materials including, without limitation: (i) documents containing information about the Adviser, including financial information, a description of personnel and the services provided to the Perkins Discovery Fund, information on investment advice, performance, summaries of Perkins Discovery Fund expenses, its compliance program, current legal matters (if any), and other general information; (ii) comparative expense and performance information for other mutual funds with strategies similar to the Perkins Discovery Fund; (iii) the anticipated effect of size on the Perkins Discovery Fund’s performance and expenses; and (iv) benefits to be realized by the Adviser from its relationship with the Perkins Discovery Fund. The Board did not identify any particular information that was most relevant to its consideration to approve the Advisory Agreement and each Trustee may have afforded different weight to the various factors.

ANNUAL REPORT

World Funds Trust (the “Trust”)

Supplemental Information (unaudited)  - continued

1.Nature, Extent and Quality of the Services Provided by the Adviser.

In considering the nature, extent, and quality of the services provided by the Adviser, the Trustees reviewed the responsibilities of the Adviser under the Advisory Agreement. The Trustees reviewed the services being provided by the Adviser to the Perkins Discovery Fund, including, without limitation: the quality of its investment advisory services (including research and recommendations with respect to portfolio securities); its process for formulating investment recommendations and assuring compliance with the Perkins Discovery Fund’s investment objective, strategies, and limitations, as well as for ensuring compliance with regulatory requirements; its coordination of services for the Perkins Discovery Fund among the service providers and the Independent Trustees; and its efforts to promote the Perkins Discovery Fund and grow its assets. The Trustees evaluated the Adviser’s personnel, focusing in particular on the education and experience of the Adviser’s compliance and portfolio management personnel. The Trustees considered the expense limitation agreement in place for the Perkins Discovery Fund and the benefits shareholders receive from such agreement. The Trustees reflected on their meeting earlier with the representative from the Adviser. The Trustees considered information from the Adviser relating to the specific skill set of the portfolio managers implementing the Perkins Discovery Fund’s investment strategy. In light of the age of the primary portfolio manager of the Adviser, the Trustees considered the succession planning of the Adviser specifically with respect to the Perkins Discovery Fund. After reviewing the foregoing information and further information in the materials provided by the Adviser (including the Adviser’s Form ADV), the Board concluded that, in light of all the facts and circumstances, the nature, extent, and quality of the services provided by the Adviser were satisfactory and adequate for the Perkins Discovery Fund.

2.Investment Performance of the Perkins Discovery Fund and the Adviser.

In considering the investment performance of the Perkins Discovery Fund and the Adviser, the Trustees compared the short- and long-term performance of the Perkins Discovery Fund with several relevant indices and to funds with similar objectives managed by other investment advisers, as well as with aggregated peer group data selected by Broadridge using data provided by Morningstar, Inc. The Trustees noted that Broadridge selected the Perkins Discovery Fund’s peer group by screening its universe of small growth, small blend and health care funds that focus on micro-cap companies, which resulted in a peer group of thirteen funds for the one-year period ended September 30, 2018, none of which were health care funds. It was further noted that the Perkins Discovery

ANNUAL REPORT

World Funds Trust (the “Trust”)

Supplemental Information (unaudited)  - continued

Fund ranked as the top fund relative to its Morningstar peer group and custom category for the one- and three-year periods ended September 30, 2018 and in the first quartile relative to its peer group and in the second quartile relative to its category for the ten-year period ended September 30, 2018. The Trustees noted that the Fund ranked in the second quartile relative to its Morningstar peer group and the third quartile relative to its Morningstar custom category for the five-year period ended September 30, 2018. The Trustees reviewed comparative performance data for the Perkins Discovery Fund versus the Wilshire U.S. Micro-Cap Index, the S&P 500® Index, the Russell 2000 Index, and the NASDAQ Composite, noting that for the year-to-date, one-year, and three-year periods ended September 30, 2018, the Perkins Discovery Fund outperformed each index. The Trustees also discussed comparative performance data on separate accounts managed by Perkins, noting that this data was not particularly relevant because many of these accounts were invested in larger capitalization companies and, in some instances, managed by individuals not part of the Perkins Discovery Fund’s portfolio management team. The Trustees considered both the short- and long-term performance record of the Perkins Discovery Fund, the seniority of the portfolio management team, and the volatile nature of funds that focus their investments in a concentrated portfolio of small- and micro-cap companies. After discussing the investment performance of the Perkins Discovery Fund further, the Adviser’s experience managing the Perkins Discovery Fund, and other relevant factors, the Board concluded, in light of all the facts and circumstances, that the investment performance of the Perkins Discovery Fund and the Adviser was acceptable at this time.

3.Costs of the Services Provided and Profits Realized by the Adviser.

In considering the costs of the services provided and profits realized by the Adviser from the relationship with the Perkins Discovery Fund, the Trustees considered: the Adviser’s financial condition and the level of commitment to the Perkins Discovery Fund and the Adviser by the principals of the Adviser; the asset level of the Perkins Discovery Fund; the overall expenses of the Perkins Discovery Fund; and the nature and frequency of advisory fee payments. The Trustees reviewed information provided by the Adviser regarding its profits associated with managing the Perkins Discovery Fund. It was noted that as in prior years, the Perkins Discovery Fund was not profitable to the Adviser for the twelve months ended September 30, 2018, but that the Fund is projected to be profitable at current asset levels. The Trustees also considered potential benefits for the Adviser in managing the Perkins Discovery Fund. The Trustees compared the fees and expenses of the Perkins Discovery Fund (including the advisory fee) to its Morningstar peer group noting that the Perkins Discovery

ANNUAL REPORT

World Funds Trust (the “Trust”)

Supplemental Information (unaudited)  - continued

Fund’s overall net expense ratio was in the bottom quartile (i.e., it was among the highest fees). However, the Trustees noted that the Perkins Discovery Fund’s advisory fee was in line with the advisory fees charged by its Morningstar peer group. The Trustees also recognized that the Adviser has agreed to continue its expense limitation agreement for the Perkins Discovery Fund, which reduces the overall fees paid by shareholders. Based on the foregoing, the Board concluded that the fees to be paid to the Adviser by the Perkins Discovery Fund and the profits to be realized by the Adviser, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by the Adviser.

4.Economies of Scale.

The Board next considered the impact of economies of scale on the Perkins Discovery Fund’s size and whether advisory fee levels reflect those economies of scale for the benefit of the Perkins Discovery Fund’s shareholders. The Trustees considered that while the advisory fee remained the same at all asset levels, the Perkins Discovery Fund’s shareholders had experienced benefits as a result of the Fund’s expense limitation arrangement. The Trustees noted that the Perkins Discovery Fund’s shareholders will continue to experience benefits from the expense limitation arrangement if the Perkins Discovery Fund’s expenses increase above the agreed upon cap. The Trustees also noted the Adviser’s intention to close the Fund to new investors when its total assets reach $100 million, which would limit the benefit of any breakpoints in the Adviser’s fee schedule. The Trustees considered that the Perkins Discovery Fund’s shareholders will benefit from economies of scale under the Perkins Discovery Fund’s agreements with service providers other than the Adviser, if the Perkins Discovery Fund’s assets grow to a level where breakpoints are applicable. The Trustees noted that at the current asset levels the Fund’s shareholders would not realize any economies of scale, that the expense limitation agreement has reduced expenses, and that the Adviser had expressed the view that it would keep the expense limitation arrangement in place for the foreseeable future. In light of its ongoing consideration of the Perkins Discovery Fund’s asset levels, expectations for growth in the Perkins Discovery Fund, and fee levels, the Board determined that the Perkins Discovery Fund’s fee arrangements, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by the Adviser.

ANNUAL REPORT

World Funds Trust (the “Trust”)

Supplemental Information (unaudited)  - continued

5.Adviser’s Practices Regarding Possible Conflicts of Interest and Benefits to the Adviser.

In considering the Adviser’s practices regarding conflicts of interest, the Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory personnel assigned to the Perkins Discovery Fund; the basis of decisions to buy or sell securities for the Perkins Discovery Fund; and the substance and administration of the Adviser’s code of ethics. The Trustees also considered disclosure in the registration statement of the Trust related to the Adviser’s potential conflicts of interest. The Trustees considered that the Adviser utilizes soft dollars through Perkins Discovery Fund transactions and it also receives benefits from the publicity of managing a public fund. The Trustees also considered the Adviser may benefit by using the Perkins Discovery Fund as an investment option for some of its smaller client accounts. Based on the foregoing, the Board determined that the Adviser’s standards and practices relating to the identification and mitigation of possible conflicts of interest were satisfactory.

The Board did not identify any particular information that was most relevant to its consideration to approve the Advisory Agreement and each Trustee may have afforded different weight to the various factors. After additional consideration of the factors delineated in the memorandum provided by Counsel and further discussion and careful review by the Board, the Board determined that the compensation payable under the Advisory Agreement was fair, reasonable and within a range of what could have been negotiated at arms-length in light of all the surrounding circumstances, and the Advisory Agreement was approved for another one-year term.

ANNUAL REPORT

Perkins Discovery Fund

Fund Expenses (unaudited)

Fund Expenses Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distribution (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period, October 1, 2018 and held for the six months ended March 31, 2019.

Actual Expenses Example

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

ANNUAL REPORT

Perkins Discovery Fund

Fund Expenses (unaudited)  - continued

	Beginning Account Value 10/1/18	Ending Account Value 3/31/19	Annualized Expense Ratio	Expenses Paid During Period Ended* 3/31/19
Investor Class Actual	$1,000.00	$ 979.40	2.50%	$12.34
Investor Class Hypothetical**	$1,000.00	$1,012.50	2.50%	$12.54

*Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value for the period, multiplied by 182 days in the most recent fiscal half year divided by 365 days in the current year.

**5% return before expenses

Investment Adviser:

Perkins Capital Management, Inc.
730 East Lake Street
Wayzata, MN 55391-1769

Distributor:

First Dominion Capital Corp.
8730 Stony Point Parkway, Suite 205
Richmond, VA 23235

Independent Registered Public Accounting Firm:

Tait, Weller and Baker, LLP
Two Liberty Place
50 S 16th St, Suite 2900
Philadelphia, PA 19102-2529

Transfer Agent, Fund Accounting and Fund Administration:

Commonwealth Fund Services, Inc.
8730 Stony Point Parkway, Suite 205
Richmond, VA 23235

Legal Counsel:

Practus™ LLP
11300 Tomahawk Creek Parkway, Suite 310
Leawood, KS 66211

ITEM 2.                    CODE OF ETHICS

(a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(c) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

A copy of the registrant’s Code of Ethics is filed herewith.

ITEM 3.                    AUDIT COMMITTEE FINANCIAL EXPERT

(a)(1) The registrant does not have an audit committee financial expert serving on its audit committee.

(a)(2) Not applicable.

(a)(3) At this time, the registrant believes that the collective experience provided by the members of the audit committee together offer the registrant adequate oversight for the registrant’s level of financial complexity.

ITEM 4.                    PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $15,000 for 2019 and $15,000 for 2018.

(b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2019 and $0 for 2018.

(c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $2,500 for 2019 and $2,500 for 2018.

(d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are and $0 for 2019 and $0 for 2018.

(e)(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to its charter, the registrant’s Audit Committee must pre-approve all audit and non-audit services to be provided to the registrant. The Audit Committee also pre-approves any non-audit services provided by the registrant’s principal accountant to the Perkins Discovery Fund.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	NA

(c)	0%

(d)	NA

(f) The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was zero percent (0%).

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2019 and $0 for 2018.

(h) Not applicable. The Audit Committee pre-approved all non-audit services rendered to the registrant’s investment adviser and any control affiliates that provide ongoing services to the registrant.

ITEM 5.                    AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.                    SCHEDULE OF INVESTMENTS.

Schedule filed under Item 1 of the Form.

ITEM 7.                    DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.                    PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.                    PURCHASES OF EQUITY SECURITIES BY CLOSED-ENDMANAGEMENT INVESTMENT COMPANY AND AFFILIATEDPURCHASERS.

Not applicable.

ITEM 10.                    SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.                    CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a- 15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.                    EXHIBITS.

(a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable. There were no solicitations to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by this report by or on behalf of the registrant.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: World Funds Trust

By (Signature and Title)*:	/s/ Karen Shupe

Karen Shupe
Principal Executive Officer

Date: June 6, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*:	/s/ Karen Shupe

Karen Shupe
Principal Executive Officer

Date: June 6, 2019

By (Signature and Title)*:	/s/ Ann MacDonald

Ann MacDonald
Principal Financial Officer

Date: June 6, 2019

* Print the name and title of each signing officer under his or her signature.